UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: April 25, 2024
(Date of earliest event reported)

AVANOS MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36440	46-4987888
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
5405 Windward Parkway
Suite 100 South
Alpharetta,	Georgia	30004
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (844) 428-2667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock - $0.01 Par Value	AVNS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07            Submission of Matters to a Vote of Security Holders
The 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Avanos Medical, Inc. (the “Company”) was held on April 25, 2024 at the Company’s headquarters in Alpharetta, Georgia. A total of 42,989,866 shares of the Company’s common stock were represented at the 2024 Annual Meeting in person or by proxy, constituting approximately 93.04% of the outstanding shares entitled to vote at the 2024 Annual Meeting.
At the 2024 Annual Meeting, the Company’s stockholders voted on the following matters, which are described in detail in the proxy statement filed by the Company with the Securities and Exchange Commission on March 15, 2024:
1.To elect Gary D. Blackford, Dr. Lisa Egbuonu-Davis, Patrick J. O’Leary, Dr. Julie Shimer and Joseph F. Woody to serve one-year terms expiring at the 2025 Annual Meeting of Stockholders (“Proposal No. 1”);
2.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2024 (“Proposal No. 2”); and
3.To approve, on an advisory basis, the compensation of the Company’s named executive officers, or NEOs (“Proposal No. 3”).
Proposal No. 1. The Company’s stockholders approved the nominees recommended for election in Proposal No. 1. The votes cast on Proposal No. 1 were as follows:

Director	For	Withhold	Broker non-votes
Gary D. Blackford	39,916,596	760,475	2,312,795
Dr. Lisa Egbuonu-Davis	39,845,016	832,055	2,312,795
Patrick J. O’Leary	40,149,326	527,745	2,312,795
Dr. Julie Shimer	39,726,238	950,833	2,312,795
Joseph F. Woody	40,385,119	291,952	2,312,795
Proposal No. 2. The Company’s stockholders approved Proposal No. 2. The votes cast on Proposal No. 2 were as follows:

	For	Against	Abstain
Appointment of Deloitte & Touche LLP	42,503,768	435,813	50,285
Proposal No. 3. The Company’s stockholders approved Proposal No. 3. The votes cast on Proposal No. 3 were as follows:

	For	Against	Abstain	Broker non-votes
Approval of NEO compensation	38,515,084	2,104,432	57,555	2,312,795
Item 9.01        Financial Statements and Exhibits
(e)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANOS MEDICAL, INC.

Date:	April 29, 2024	By:	/s/ Mojirade James
Mojirade James Senior Vice President and General Counsel